Vanguard Variable Insurance Fund Balanced Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 29, 2016

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor” for the Balanced Portfolio:

Portfolio Managers

Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the stock portion of the Portfolio since 2003.

John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has managed the bond portion of the Portfolio since 2003 (co-managed since 2017).

Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has co-managed the bond portion of the Portfolio since 2017.

Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has co-managed the bond portion of the Portfolio since 2017.

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Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor for the Balanced Portfolio:

The managers primarily responsible for the day-to-day management of the Balanced Portfolio are:

Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984, has managed assets for Wellington Management and has assisted in the management of the Balanced Portfolio since 2000, and has managed the stock portion of the Balanced Portfolio since 2003. Education: B.A., Williams College; M.B.A., Harvard Business School.

John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979, has been with Wellington Management since 1983, and has managed the bond portion of the Balanced Portfolio since 2003 (co-managed since 2017). Education: B.A., Tufts University.

Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2006, has been with Wellington Management since 2014, and has co-managed the bond portion of the Balanced Portfolio since 2017. Education: B.S., Georgetown University.

Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1994, has been with Wellington Management since 2000, and has co-managed the bond portion of the Balanced Portfolio since 2017. Education: B.A., University of Virginia.

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© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 106 012017

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 29, 2016

Important Changes to Vanguard Variable Insurance Fund Balanced Portfolio

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” for Wellington Management Company LLP (Wellington Management) on page B-66 is revised to indicate that Loren L. Moran and Michael E. Stack co-manage the bond portion of Vanguard Variable Insurance Fund Balanced Portfolio with John C. Keogh.

Loren L. Moran co-manages the bond portion of the Balanced Portfolio; as of November 30, 2016, the Portfolio held assets of $2.5 billion.

Michael E. Stack co-manages the bond portion of the Balanced Portfolio; as of November 30, 2016, the Portfolio held assets of $2.5 billion. As of November 30, 2016, Mr. Stack managed 7 other registered investment companies with total assets of $67.4 billion (advisory fees based on account performance for 2 of these accounts with total assets of $31.2 billion) and 4 other accounts with total assets of $8.6 billion (advisory fees not based on account performance).

Within the same section, the following replaces the second paragraph of “2. Material Conflicts of Interest” beginning on page B-66:

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Mr. Bousa, Mr. Keogh, Mr. Reckmeyer, Mr. Shilling, and Mr. Stack also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in other pooled investment vehicles and/or other accounts previously identified.

Within the same section, the following replaces similar text on page B-67:

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Advisory Agreements between Wellington Management and the Trust on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality management services to its clients. Wellington Management’s compensation of the portfolio managers listed in the prospectus, who are primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for other Managers are determined by their experience and performance in their role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Mr. Bousa’s incentive payment relating to the Balanced Portfolio is linked to the net pre-tax performance of his portion of the Portfolio compared to the Standard & Poor’s 500 Index over one- and three-year periods, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by Mr. Bousa, including accounts with performance fees. The incentive paid to the other Portfolio Managers, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Bousa, Mr. Keogh, and Mr. Stack are Partners.

The following sentence is added under “Ownership of Securities in the Portfolios” on page B-70:

As of November 30, 2016, Ms. Moran and Mr. Stack did not have any indirect investments in the Balanced Portfolio.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 64D 012017